                                                                  EXHIBIT 4.1(a)

                                                                   DRAFT 2/4/98

                       T/SF COMMUNICATIONS CORPORATION,

                                    Issuer,

          ATWOOD CONVENTION PUBLISHING, INC., ATWOOD PUBLISHING, LLC,
                    CORSEARCH, INC., CASINO EXECUTIVE, LLC,
                 CASINO PUBLISHING COMPANY, CRIMESEARCH, INC.,
                   EXPO MAGAZINE, INC., EXPO MAGAZINE, LLC,
          GALAXY DESIGN & PRINTING, INC., GALAXY REGISTRATION, INC.,
            GALAXY REGISTRATION, LLC, G.E.M. COMMUNICATIONS, INC.,
           GEM COMMUNICATIONS, LLC, GEM NEVADA, LLC, TRANSPORTATION
           COMMUNICATIONS SERVICES, INC.,TRANSPORTATION INFORMATION
            SERVICES, INC., T/SF EUROPE, INC., T/SF HOLDINGS, LLC,
                  T/SF INVESTMENT CO., T/SF OF NEVADA, INC.,
                           and T/SF OPERATING, LLC,

                                  Guarantors

                                      and

                      IBJ SCHRODER BANK & TRUST COMPANY,

                                    Trustee

                 ---------------------------------------------

                            Supplemental Indenture

                         Dated as of February 6, 1998

                 --------------------------------------------

                   Supplementing and Amending the Indenture

                         Dated as of October 29, 1997

                         with respect to $100,000,000

             10 3/8% Senior Subordinated Notes due 2007, Series A

                                      and

             10 3/8% Senior Subordinated Notes due 2007, Series B



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               SUPPLEMENTAL INDENTURE, dated as of February 6, 1998 (this
"Supplemental Indenture"), made by and among T/SF Communications Corporation, a Delaware corporation (the "Company"), each of the Guarantors named herein, as guarantors, and IBJ Schroder Bank and Trust Company, as Trustee, to the Original Indenture (as such term is hereinafter defined).

               WHEREAS, the Company, certain of the Guarantors and the Trustee have heretofore entered into the Original Indenture, pursuant to the provisions of which the Company has heretofore issued $100,000,000 in aggregate principal amount of the Notes;

               WHEREAS, the Company and the Guarantors desire to supplement and amend the Original Indenture in accordance with its terms;

               WHEREAS, Section 4.20 of the Original Indenture provides, among other things, that if the Company or any of its Restricted Subsidiaries transfers or causes to be transferred, in one transaction or a series of related transactions, any property to any Restricted Subsidiary that is not a Guarantor then such other Restricted Subsidiaries shall execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Restricted Subsidiaries shall unconditionally guarantee all of the Company's obligations under the Notes and this Indenture on the terms set forth in the Original Indenture;

               WHEREAS, the Company and certain of its Restricted Subsidiaries intend to cause the transfer, in a series of related transactions, of certain property to certain Restricted Subsidiaries that are not Guarantors;

               WHEREAS, the Company and certain of its Restricted Subsidiaries intend to restructure certain of their ownership interests in such a manner as does not adversely affect the rights of any Holder;

               WHEREAS, Section 9.01 of the Original Indenture provides, among other things, that the Company, the Guarantors and the Trustee may amend, waive or supplement the Original Indenture without notice to or consent of any Holder to make any change that does not adversely affect the rights of any Holder; and

               WHEREAS, all conditions and requirements necessary to authorize the execution and delivery of this Supplemental Indenture have been duly complied with or done and performed by the Company and each of the Guarantors, and all actions necessary to make this Supplemental Indenture and the Original Indenture, as supplemented by this Supplemental Indenture, valid, binding and legal instruments according to their terms (and, with respect to this Supplemental Indenture, in accordance with the terms of the Original Indenture) have been complied with or done and performed;

               NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH that, for and in consideration of the premises and of the mutual covenants herein contained, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Guarantors covenant and agree with the Trustee, for the benefit of all present and future Holders of the Notes, as follows:

               Section 1. The definitions set forth or incorporated by reference in the Original Indenture shall be applicable to this Supplemental Indenture as fully and to the same extent and effect
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as if set forth herein, except as otherwise expressly provided herein. As used in this Supplemental Indenture, the term "Original Indenture" shall mean the Indenture, dated as of October 29, 1997, among the Company, the Guarantors and the Trustee, with respect to the Notes.

               Section 2.    Section 1.01 is amended as follows:

                      (a) The definition of Guarantor is amended by adding, in clause (i) thereof, "Casino Publishing Company, a Delaware corporation," immediately after "Atwood Convention Publishing, Inc., a Missouri corporation," and immediately before "CORSEARCH, Inc." and by adding, in clause (ii) thereof, ", Operating LLC" immediately after "Holdings LLC" and immediately before "and each of the Operating LLCs and".

                      (b) The definition of Holdings LLC is amended by adding ", directly or indirectly through Wholly Owned Restricted Subsidiaries," immediately after "whose preferred Equity Interests shall be owned" and immediately before "by the Company."

                      (c) The definition of LLCs is amended by adding ", Operating LLC" immediately after "Holdings LLC" and immediately before "and the Operating LLCs."

                      (d) The definition of Operating LLC is added, as follows, immediately after the definition of Obligations and immediately before the definition of Operating LLCs:

                      "'Operating LLC' means T/SF Operating, LLC, a Delaware limited liability company whose preferred Equity Interest is owned by Holdings LLC and whose common Equity Interest is owned by VS&A-T/SF and Fir Tree in proportion to their respective ownershp of the Common Stock following the Recapitalization."

                      (e) The definition of Operating LLCs is amended in its entirety as follows:

                             "'Operating LLCs' means each of: (i) Galaxy
Registration, LLC, a Delaware limited liability company, (ii) Atwood Publishing LLC, a Delaware limited liability company, (iii) GEM Gaming, LLC, a Delaware limited liability company, (iv) GEM Nevada, LLC, a Nevada limited liability company, and (v) Casino Executive, LLC, a Nevada limited liability company, each of whose Equity Interests is owned 99% by Holdings LLC and 1% by Operating LLC, and (vi) EXPO Magazine, LLC, a Delaware limited liability company whose Equity Interests are owned 100% by Atwood Publishing, LLC. For purposes of the Indenture, the Operating LLCs shall be treated as Wholly Owned Restricted Subsidiaries."

                      (f) The definition of Permitted Tax Distributions is amended by adding "and Operating LLC" immediately after "Holdings LLC" in each of the four instances in which "Holdings LLC" appears.

                      (g) The definition of VS&A-T/SF is amended in its entirety as follows:

                             "VS&A-T/SF" means VS&A-T/SF, Inc., a Delaware
corporation, and, after the liquidation of VS&A-T/SF, Inc., if any, VS&A-T/SF, LLC."

               Section 3. Section 4.13 is amended by adding "and Operating LLC" at the end of the parenthetical phrase in clause (a) thereof.

               Section 4. Section 4.14 is amended by adding "or its Wholly Owned Restricted Subsidiaries" immediately after "voting control of Holdings LLC to the Company" and immediately before "or its termination".

               Section 5. This Supplemental Indenture is a supplemental indenture pursuant to Sections 4.20 and 9.01 of the Original Indenture. Upon execution and delivery of this Supplemental Indenture, the terms and conditions of this Supplemental Indenture shall be part of the terms and conditions of the Original Indenture for any and all purposes, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that in case of conflict, the provisions of this Supplemental Indenture will control.

               Section 6. Except as they have been modified in this Supplemental Indenture, each and every term and provision of the Original Indenture shall continue in full force and effect, and all references to the Indenture in the Original Indenture shall hereafter be deemed to mean the Original Indenture as supplemented and amended pursuant hereto.

               Section 7. All parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

               Section 8. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Supplemental Indenture.

                           [SIGNATURE PAGES FOLLOW]

               IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.


                                            T/SF COMMUNICATIONS CORPORATION

                                            By:
                                               --------------------------------
                                                  Ian L.M. Thomas
                                                  President and Chief Executive


                                            ATWOOD CONVENTION PUBLISHING, INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            ATWOOD PUBLISHING, LLC

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            CORSEARCH, INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            CASINO EXECUTIVE, LLC

                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                            CASINO PUBLISHING COMPANY

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            CRIMESEARCH, INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            EXPO MAGAZINE, INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            EXPO MAGAZINE, LLC

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            GALAXY DESIGN & PRINTING, INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            GALAXY REGISTRATION, INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            GALAXY REGISTRATION, LLC

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            G.E.M. COMMUNICATIONS, INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            G.E.M. GAMING, LLC

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            GEM NEVADA, LLC

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            TRANSPORTATION COMMUNICATIONS
                                                   SERVICES, INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            TRANSPORTATION INFORMATION SERVICES,
                                            INC.

                                            By:
                                               ---------------------------------
                                                  Name:
                                                  Title:

                                            T/SF EUROPE, INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            T/SF HOLDINGS, LLC

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            T/SF INVESTMENT CO.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            T/SF OF NEVADA, INC.

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title:

                                            IBJ SCHRODER BANK & TRUST COMPANY,
                                            as Trustee

                                            By:
                                               --------------------------------
                                                  Name:
                                                  Title: